UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

Berkshire Grey, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39768	85-2994421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 South Road
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 848-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BGRY	The NASDAQ Stock Market LLC
Redeemable Warrants	BGRYW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 11, 2023, Berkshire Grey, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”), because the closing bid price of the Company’s Class A common stock (the “Common Stock”) was below $1.00 per share for 30 consecutive trading days. The Notice has no immediate effect on the listing of the Common Stock on the Nasdaq Global Select Market at this time.

The Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Notice, or until July 10, 2023, to regain compliance with the Minimum Bid Price Requirement. During this period, the Common Stock will continue to trade on the Nasdaq Global Select Market. If at any time before July 10, 2023 the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with the Bid Price Requirement and the matter will be closed.

The Company is considering all available options to regain compliance with the Minimum Bid Price Requirement. However, there can be no assurance that the Company will be able to regain compliance with the rule or will otherwise be in compliance with other Nasdaq listing criteria. In the event the Company does not regain compliance by July 10, 2023, the Company may be eligible for an additional 180 calendar day compliance period to demonstrate compliance with the Minimum Bid Price Requirement. To qualify for the additional 180-day period, the Company will be required to meet the continued listing requirements for market value of publicly held shares and all other initial listing standards (with the exception of the Minimum Bid Price Requirement). In addition, the Company will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company that its Common Stock is subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel.

The closing sale price of our Class A common stock as reported on the Nasdaq was $1.00 per share on January 11, 2023, $1.16 per share on January 12, 2023, and $1.15 per share on January 13, 2023.

Cautionary Note Regarding Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this communication, including statements regarding the Company’s ability to regain compliance with the Minimum Bid Price Requirement and avoid delisting of its Common Stock, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Any forward-looking statements in this communication are only predictions. The Company has based these forward-looking statements on current information and management’s current expectations and beliefs. These forward-looking statements are subject to a number of significant risks and uncertainties, including, without limitation (a) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, inflation and rising interest rates; (b) the loss of any customers, or the termination of existing contracts by any customers; (c) the inability to penetrate new markets and generate revenues from the pipeline; (d) demand for the Company’s products and services from customers that does not grow as expected; (e) dependence on a limited number of third-party contract manufacturers; (f) the failure to manage any growth in the company or its business; (g) increased competition; (h) the difficulty of predicting order flow and revenue generated from the Company’s small number of customers with generally large order sizes and many variables that can impact project schedules and the completion of sales; (i) risks associated with the Company’s plans to develop and commercialize its product candidates to meet constantly evolving customer demands; (j) the Company’s ability to maintain and establish collaborations or obtain additional funding; (k) other risks associated with companies, like the Company, that are engaged in the intelligent automation industry; and (l) other risks and uncertainties described under “Risk Factors” and elsewhere in the Company’s most recent Annual Report on Form 10-K filed with the SEC, and such other reports as the Company has filed or may file with the SEC from time to time. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved, and the Company’s actual results may differ materially from the results discussed in forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Grey, Inc.

Date:	January 13, 2023	By:	/s/ Mark Fidler
Mark Fidler Chief Financial Officer